UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

ZENDESK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

989 Market Street
San Francisco, California 94103
(Address of principal executive offices)
(Zip Code)

(415) 418-7506
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 19, 2022, Zendesk, Inc. (“Zendesk” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of June 24, 2022 (as amended from time to time, the “Merger Agreement”), by and among the Company, Zoro BidCo, Inc. and Zoro Merger Sub, Inc., pursuant to which, upon the terms and subject to the conditions set forth therein, Zoro Merger Sub, Inc. will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Zoro BidCo, Inc (the “Merger”).

As of August 4, 2022, the record date for the Special Meeting, there were 123,465,884 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, a total of 92,906,945 shares of Common Stock, representing approximately 75.24% of the voting power of the issued and outstanding shares of Common Stock, were present in person or represented by proxy, constituting a quorum.

At the Special Meeting, the following proposals were considered:
1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);
2.
a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Zendesk’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.
a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal were approved by the requisite vote of the Company’s stockholders. Final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive proxy statement filed by Zendesk with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2022.

1.	Merger Agreement Proposal:

For	Against	Abstain	Broker Non-Votes
76,553,793	15,187,726	1,165,426	N/A

2.	Compensation Proposal:

For	Against	Abstain	Broker Non-Votes
69,812,584	20,600,829	2,493,532	N/A

3.	Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes
72,377,700	20,234,634	294,611	N/A

Completion of the Merger remains subject to the satisfaction of customary closing conditions, including regulatory approvals.

Item 8.01	Other Events.

On September 19, 2022, Zendesk issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Zendesk, Inc., dated as of September 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction. Factors leading thereto may include, without limitation, the risks related to the Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets; the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Zendesk’s business; economic or other conditions in the markets Zendesk is engaged in; impacts of actions and behaviors of customers, suppliers and competitors; technological developments, as well as legal and regulatory rules and processes affecting Zendesk’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Zendesk’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Zendesk to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; the risk the pending proposed transaction could distract management of Zendesk; and other specific risk factors that are outlined in Zendesk’s disclosure filings and materials, which you can find on www.zendesk.com, such as its 10-K, 10-Q and 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Zendesk assumes no obligation to update any written or oral forward-looking statement made by Zendesk or on its behalf as a result of new information, future events or other factors, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENDESK, INC.
(Registrant)

Date: September 19, 2022	By:	/s/ Shanti Ariker
Shanti Ariker
General Counsel and Corporate Secretary